UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 29, 2016

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On January 29, 2016, PBF Logistics Products Terminals LLC ("Buyer"), a wholly-owned subsidiary of PBF Logistics LP ("PBFX" or the "Partnership), entered into a definitive Purchase Agreement (the “Purchase Agreement”) with Plains Products Terminals LLC (the "Seller"), to purchase the assets of four refined products terminals (the "East Coast Terminals") of the Seller (the "Plains Asset Purchase"). The East Coast Terminals, located in and around Philadelphia, Pennsylvania, include a total of 57 product tanks with a total shell capacity of approximately 4.2 million barrels, pipeline connections to the Colonial, Buckeye, Sunoco Logistics and other proprietary pipeline systems, 26 truck loading lanes and marine facilities capable of handling barges and ships. With the Plains Asset Purchase, PBFX will increase its total shell capacity to over 8.1 million barrels.

The aggregate purchase price for the Plains Asset Purchase is $100 million in cash. The Plains Asset Purchase is expected to close during the second quarter of 2016, subject to satisfaction of customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of legal proceedings restraining, or making illegal consummation of, the Plains Asset Purchase and receipt of regulatory approvals and required consents. PBFX expects to finance the transaction through a combination of cash on hand, borrowings from PBFX's senior secured revolving credit facility and issuance of PBFX equity, which may include common units sold to our indirect parent, PBF Energy. Buyer’s obligation to consummate the Plains Asset Purchase is not conditioned upon the receipt of financing. In addition, PBFX has guaranteed all payment and performance obligations of Buyer under the Purchase Agreement.

Buyer and the Seller have made customary representations and warranties and have agreed to customary covenants in the Purchase Agreement, including the agreement of the Seller, subject to certain exceptions, to maintain the assets being acquired in the ordinary course, to use commercially reasonable efforts consistent with past practice to keep available the services of employees, and maintain existing relationships during the period from the execution of the Purchase Agreement to the closing of the transaction. The Purchase Agreement contains customary termination rights for both Buyer and the Seller, and provides, subject to certain exceptions, that the closing will occur on the fifth business day after satisfaction or waiver of all conditions to closing. There is no assurance that all of the conditions to the consummation of the Plains Asset Purchase will be satisfied. The Purchase Agreement also provides for indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by the parties, subject to the limitations in the Purchase Agreement.

The foregoing description is summary in nature and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

The Purchase Agreement contains representations and warranties by Buyer and the Seller as of specific dates. The representations and warranties reflect negotiations between the parties to the Purchase Agreement and are not intended as statements of fact to be relied upon by PBFX’s unitholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by unitholders. As such, the representations and warranties are solely for the benefit of the parties to the agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Purchase Agreement and should not be relied upon as statements of facts.

Item 7.01.    Regulation FD Disclosure.

On February 2, 2016, PBFX issued a press release announcing that it has reached an agreement to purchase the East Coast Terminals. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements contained in the exhibit to this report reflecting PBFX’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, without limitation, satisfaction of the conditions to the closing of the Plains Asset Purchase and the possibility that the Plains Asset Purchase will not close; timing of the completion of the proposed Plains Asset Purchase; and PBFX’s plans for financing the Plains Asset Purchase.

These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond PBFX’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.  Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in PBFX’s filings with the U.S. Securities and Exchange Commission.  All forward-looking statements speak only as of the date hereof. PBFX undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                Description

2.1                             Purchase Agreement dated as of January 29, 2016 by and between PBF Logistics Products Terminals LLC and Plains Products Terminals LLC.*

10.1                           Guaranty of PBF Logistics LP dated as of January 29, 2016.

99.1                           Press Release announcing the acquisition of the East Coast Terminals issued on February 2, 2016.

____________

*	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. PBFX agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 4, 2016

PBF Logistics LP
		By:	PBF Logistics GP LLC,
its general partner

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.                Description

2.1                             Purchase Agreement dated as of January 29, 2016 by and between PBF Logistics Products Terminals LLC and Plains Products Terminals LLC.*

10.1                           Guaranty of PBF Logistics LP dated as of January 29, 2016.

99.1                           Press Release announcing the acquisition of the East Coast Terminals issued on February 2, 2016.

____________

*	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. PBFX agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.